                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting  Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        DOSKOCIL COMPANIES INCORPORATED
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        Common Stock of New Doskocil Incorporated
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        12,433,705
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        $8.19 -- Average price of Registrant's common stock on February 16, 1995
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        $35,121
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     2) Form, Schedule or Registration Statement No.:
        33-57773
        ------------------------------------------------------------------------
     3) Filing Party:
        New Doskocil Incorporated
        ------------------------------------------------------------------------
     4) Date Filed:
        February 17, 1995
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

     The following appeared in the April 3, 1995 edition of the Wall Street
Journal:

                         DOSKOCIL COMPANIES INCORPORATED

                        is changing its corporate name to:

                             FOODBRANDS AMERICA, INC.

                          The new Nasdaq symbol will be:
                                       FBAI

           The first day of Nasdaq trading under the new name will be
                                   April 3, 1995

                             [Foodbrands America logo]

Foodbrands America, a $750 million revenue company, produces, markets and distributes branded and processed food products under proprietary brand names. Our products include pizza toppings, appetizers, Mexican and Italian foods, boneless hams, sausage, bacon and other branded and processed products for the foodservice, delicatessen and retail markets.

                                 Corporate offices:

                             2601 Northwest Expressway
                              Oklahoma City, OK 73112
                                   405-879-5500

                                                                   April 3, 1995

                           ONE BEST SELLER AFTER ANOTHER.

Wilson-R-     CornKing-R-     POSADA-R-     MARQUEZ-R-
DOSKOCIL FOODS-R-     ButcherBoy-R-     FRED'S-R-     DeliFest-TM-
Rotanelli's-R-     WILSON'S Continental Deli-R-